UNITY.
                                  Bancorp, Inc.
                                     [LOGO]


     NUMBER                                                  SHARES
UBI

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                            SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

This is to Certify that


Is the owner of

    FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF UNITY BANCORP, INC.

a corporation incorporated under the laws of the State of Delaware. The shares evidenced by this certificate are transferable only on the stock transfer books of Unity Bancorp, Inc. by the holder hereof, in person or by attorney, upon surrender of this certificate properly endorsed.

IN WITNESS WHEREOF UNITY BANCORP, INC. has caused this Certificate to be executed by the signatures of its duly authorized officers and has caused its facsimile seal to be hereunto affixed.

Dated:                                 UNITY BANCORP, INC.
                                             [SEAL]

          [Signature]                                           [Signature]
     --------------------                              -------------------------
           Secretary                                       Chairman of the Board

                                       Countersigned and Registered:
                                                      MIDLANTIC BANK, N.A.

                                   By                             Transfer Agent
                                                                   and Registrar
                                                              Authorized Officer

                                  UNITY BANCORP, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common            UNIF GIFT MIN ACT--.....Custodian.....
                                                             (Cust)     (Minor)
TEN ENT--as tenants by the entireties              under Uniform Gifts to Minors

JT TEN --as joint tenants with right               Act..........................
         of survivorship and not as                            State
         tenants in common


     Additional abbreviations may also be used though not in the above list.

        For value received, ________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

                                       _________________________________________

________________________________________________________________________________
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE.

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________________________________
Attorney to transfer the said Shares on the books of the within named corporation with full power of substitution in the premises.

Dated: ________________

     In the presence of ___________________________________________________
                        Signature


                        ___________________________________________________
                        Signature

                        NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER